EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael I. Connolly, the Interim President and Interim Co-Chief Executive Officer of Global Axcess Corp (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)           the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2010  (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    March 30, 2011

/s/ Michael I. Connolly
Name:	Michael I. Connolly
Title:	Interim President and Interim Co-Chief Executive Officer
(interim principal executive officer)